Exhibit 99.2

KITE

QUARTERLY FINANCIAL SUPPLEMENTAL

**MARCH 31, 2018**

QUARTERLY FINANCIAL SUPPLEMENTAL – MARCH 31, 2018

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
7	Corporate Profile
8	Contact Information
9	Important Notes Including Non-GAAP Disclosures
11	Consolidated Balance Sheets
12	Consolidated Statements of Operations for the Three Months Ended March 31, 2018
13	Funds from Operations for the Three Months Ended March 31, 2018
14	Adjusted Funds From Operations and Other Financial Information for the Three Months Ended March 31, 2018
15	Market Capitalization as of March 31, 2018
15	Ratio of Debt to Total Undepreciated Assets as of March 31, 2018
15	Ratio of Company Share of Net Debt to EBITDA as of March 31, 2018
16	Same Property Net Operating Income for the Three Months Ended March 31, 2018
17	Net Operating Income by Quarter
18	Consolidated Joint Venture Summary as of March 31, 2018
19	Summary of Outstanding Debt as of March 31, 2018
20	Maturity Schedule of Outstanding Debt as of March 31, 2018
22	Unsecured Public Debt Covenants
23	Top 10 Retail Tenants by Total Gross Leasable Area
24	Top 25 Tenants by Annualized Base Rent
25	Retail Leasing Spreads
26	Lease Expirations – Operating Portfolio
27	Lease Expirations – Retail Anchor Tenants
28	Lease Expirations – Retail Shops
29	Lease Expirations – Office Tenants and Other
30	Development Projects Under Construction
31	Under Construction Redevelopment, Reposition, and Repurpose Projects
32	Redevelopment, Reposition, and Repurpose Opportunities
33	2018 Property Dispositions
34	Geographic Diversification – Annualized Base Rent by Region and State
35	Operating Retail Portfolio Summary Report
40	Operating Office Properties and Other
41	Components of Net Asset Value
42	Earnings Guidance – 2018

p. 2	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

PRESS RELEASE

Contact Information:
Dan Sink
EVP & CFO
(317) 577-5609
dsink@kiterealty.com

Kite Realty Group Trust Reports First Quarter 2018 Operating Results

Indianapolis, Ind., April 25, 2018 - Kite Realty Group Trust (NYSE: KRG) (the “Company”) announced today its operating results for the first quarter ended March 31, 2018. Financial statements, exhibits, and reconciliations of non-GAAP measures attached to this release include the details of the Company’s results.
First Quarter Highlights

•	Net loss attributable to common shareholders of $17.9 million, or $0.21 per common share, which included a $24.1 million non-cash charge due to the impairment of an operating property.

•	Funds From Operations of the Operating Partnership (“FFO”), as defined by NAREIT, of $43.5 million, or $0.51 per diluted common share.

•	Increased Same-Property Net Operating Income (“NOI”) 1.5% compared to the same period in the prior year.

•
Generated aggregate rent spreads on 58 comparable new and renewal leases of 2.3%, or 8.2% excluding one new anchor tenant that did not require the Company to spend any capital and one strategic anchor renewal.

•	Generated $63.0 million in gross proceeds from the disposition of two non-core shopping centers and used these proceeds to pay down the Company’s revolving line of credit.

•	Completed one Redevelopment, Repurpose and Reposition (“3-R”) project, Burnt Store Marketplace (Punta Gorda, FL), with a projected annualized return of 11.5% on incurred costs of $8.9 million.

•	Subsequent to quarter end, recast the Company’s unsecured revolving credit facility, increasing the size by $100 million to $600 million and extending the maturity date.

“We started 2018 with another quarter of strong operations and execution on our stated objectives,” said John Kite, Chairman and Chief Executive Officer. “We were able to meet our asset disposition goal in the first quarter and continue to look to market select assets to further reduce leverage. We generated another high return on a completed 3-R project and are working to deliver on our remaining initiatives, including our Big Box Surge.”

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

Financial & Portfolio Results
Financial Results
Net loss attributable to common shareholders for the three months ended March 31, 2018, was $17.9 million, compared to net income of $5,000 for the same period in 2017. First quarter 2018 results included a $24.1 million charge for an operating property impairment due to changes during the quarter in facts and circumstances underlying the Company’s expected future hold period of this property.
For the three months ended March 31, 2018, FFO, as defined by NAREIT, was $43.5 million, or $0.51 per diluted common share, compared to $43.9 million, or $0.51 per diluted common share, for the same period in the prior year.
Portfolio Operations
As of March 31, 2018, the Company owned interests in 115 operating and redevelopment properties totaling approximately 22.5 million square feet and 2 development projects currently under construction totaling 0.7 million square feet. The owned gross leasable area in the Company’s retail operating portfolio was 94.6% leased as of March 31, 2018, and the Company’s total portfolio was 94.2% leased.
Same-property NOI, which includes 102 operating properties, increased 1.5% in the first quarter compared to the same period in the prior year. The leased percentage of properties included in the same-property pool was 94.6% at March 31, 2018, compared to 95.1% in the same period in the prior year, while the economic occupancy percentage for the same periods were 93.3% and 94.0%, respectively.
The Company executed leases on 65 individual spaces totaling 417,830 square feet during the first quarter of 2018, including 58 comparable new and renewal leases for 391,348 square feet. Cash rent spreads on comparable new and renewal leases executed in the quarter were (2.2%) and 3.1%, respectively, for a blended cash rent spread of 2.3%. Excluding one new anchor tenant lease that did not require the Company to expend any capital and one strategic anchor renewal, new and renewal leases were 16.5% and 7.0%, respectively, for a blended cash rent spread of 8.2%. The blended leasing spread on a GAAP basis, which includes periodic contractual rent increases over the term of the lease, was 5.3%.
Several tenants opened in the first quarter, including the following anchors: Aldi at Bolton Plaza (Jacksonville, FL), Nordstrom Rack at Portofino Shopping Center (Houston, TX) and Skechers Outlet at Eastern Beltway (Las Vegas, NV).
The Company is making progress on its anchor space repositioning efforts (“Big Box Surge”). Gander Outdoors is taking the 30,045 square-foot space formerly occupied by Gander Mountain at Bayport Commons (Tampa, FL), and Party City is taking the 11,072 square-foot space formerly occupied by Home Consignment at Centennial Gateway (Las Vegas, NV).

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

Capital Recycling
In the first quarter, we completed the sale of two non-core operating properties: Trussville Promenade in Birmingham, Alabama, and Memorial Commons in Goldsboro, North Carolina. These sales generated $63.0 million in gross proceeds, which were used to pay down the Company’s revolving line of credit.
Balance Sheet
We continue to strengthen our balance sheet, as we have reduced our Net Debt to EBITDA from 6.92x at the end of the fourth quarter of 2017 to 6.76x. We currently have only $48.7 million of term maturities through 2020, and our debt portfolio has a weighted average maturity of 5.3 years.
Subsequent to quarter end, the Company successfully recast its unsecured revolving credit facility, increasing the size by $100 million to $600 million, extending the maturity date to April 22, 2022 (which can be further extended by up to two six month periods, subject to certain conditions), lowering the leverage pricing across the grid, and changing the definition of the capitalization rate from 6.75% to 6.50%, which increases total asset value and available borrowing capacity. Additional details are available in the Form 8-K filed by the Company on April 25, 2018.
Development and Redevelopment
During the quarter, we completed construction on one 3-R project, Burnt Store Marketplace (Punta Gorda, FL). We invested $8.9 million into this asset to demolish and rebuild the 45,000 square-foot Publix and upgrade the center for a projected annualized return of 11.5%.

The Company’s 3-R program currently includes six projects under various stages of construction, with estimated combined costs ranging from $61.5 to $66.5 million and an estimated combined annualized return ranging from 8.0% to 9.0%.
2018 Earnings Guidance
The Company maintains its guidance for 2018 FFO, as defined by NAREIT, in a range of $1.98 to $2.04 per diluted common share. Please refer to the full list of guidance assumptions on page 43 of the Company’s first quarter supplemental.

Guidance Range for Full Year 2018	Low	High
Consolidated net income/(loss) per diluted common share	$(0.02)	$0.04
Add: Depreciation, amortization and other	1.72	1.72
Add: Impairment Charge	0.28	0.28
FFO, as defined by NAREIT, per diluted common share	$1.98	$2.04

Earnings Conference Call
The Company will conduct a conference call to discuss its financial results on Thursday, April 26, 2018, at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available online on the Company’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 7895509). In addition, a webcast replay link will be available on the corporate website

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to tenants in desirable markets through our diverse portfolio of high-quality community, neighborhood, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.
Safe Harbor
Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the impact of online retail competition and the perception that such competition has on the value of shopping center assets; risks related to the geographical concentration of the Company’s properties in Florida, Indiana and Texas; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business interruptions; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the SEC, specifically the section titled “Risk Factors” in the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of March 31, 2018, we owned interests in 115 operating and redevelopment properties totaling approximately 22.5 million square feet and two development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties to further strengthen the Company. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

Company Highlights as of March 31, 2018

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	104	20,628,137	14,517,597
Operating Office Properties and Other	4	496,728	496,728
Redevelopment Properties	7	1,351,172	1,067,331
Total Operating and Redevelopment Properties	115	22,476,037	16,081,656
Development Projects	2	682,460	160,960
Total All Properties	117	23,158,497	16,242,616
	Retail	Office & Other	Total
Operating Properties – Leased Percentage[1]	94.6%	82.5%	94.2%
States			19

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink	Robert W. Baird & Co.	DA Davidson
EVP & CFO	Mr. RJ Milligan	Mr. James O. Lykins
Kite Realty Group Trust	(813) 273-8252	(503) 603-3041
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	jlykins@dadco.com
Indianapolis, IN 46204
(317) 577-5609	Bank of America/Merrill Lynch	Hilliard Lyons
dsink@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Ms. Carol L. Kemple
	(646) 855-1363/(646) 855-3640	(502) 588-1839
Transfer Agent:	jeff.spector@baml.com	ckemple@hilliard.com
craig.schmidt@baml.com
Broadridge Financial Solutions		KeyBanc Capital Markets
Ms. Kristen Tartaglione	Barclays	Mr. Jordan Sadler/Mr. Todd Thomas
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	(917) 368-2280/(917) 368-2286
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	tthomas@keybanccm.com
(201) 714-8094	ross.smotrich@barclays.com	jsadler@keybanccm.com
linda.tsai@barclays.com
Stock Specialist:		Raymond James
	BTIG	Mr. Paul Puryear/Mr. Collin Mings
GTS	Mr. Michael Gorman	(727) 567-2253/(727) 567-2585
545 Madison Avenue	(212) 738-6138	paul.puryear@raymondjames.com
15th Floor	mgorman@btig.com	collin.mings@raymondjames.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Sandler O’Neill
	Mr. Christopher Lucas	Mr. Alexander Goldfarb
	(571) 633-8151	(212) 466-7937
	christopher.lucas@capitalone.com	agoldfarb@sandleroneill.com

	Citigroup Global Markets	Wells Fargo Securities, LLC
	Mr. Michael Bilerman/Ms. Christy McElroy	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(212) 816-1383/(212) 816-6981	(617) 603-4262/(443) 263-6568
	michael.bilerman@citigroup.com	jeff.donnelly@wellsfargo.com
	christy.mcelroy@citigroup.com	tamara.fique@wellsfargo.com

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 to be filed on or about May 4, 2018, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•
national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the impact of online retail and the perception that such retail has on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2017, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations
Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended March 31, 2018, the Company excluded seven redevelopment properties and the recently completed Northdale Promenade and Burnt Store Marketplace redevelopments from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	March 31, 2018	December 31, 2017
Assets:
Investment properties, at cost	$3,865,567	$3,957,884
Less: accumulated depreciation	(671,384)	(664,614)
	3,194,183	3,293,270
Cash and cash equivalents	28,753	24,082
Tenant and other receivables, including accrued straight-line rent of $32,182 and $31,747 respectively, net of allowance for uncollectible accounts	57,172	58,328
Restricted cash and escrow deposits	9,795	8,094
Deferred costs and intangibles, net	108,612	112,359
Prepaid and other assets	20,342	16,365
Total Assets	$3,418,857	$3,512,498
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,650,547	$1,699,239
Accounts payable and accrued expenses	102,851	78,482
Deferred revenue and other liabilities	90,940	96,564
Total Liabilities	1,844,338	1,874,285
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	48,834	72,104
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,675,982 and 83,606,068 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	837	836
Additional paid in capital	2,073,316	2,071,418
Accumulated other comprehensive income	5,147	2,990
Accumulated deficit	(554,313)	(509,833)
Total Kite Realty Group Trust Shareholders’ Equity	1,524,987	1,565,411
Noncontrolling Interests	698	698
Total Equity	1,525,685	1,566,109
Total Liabilities and Equity	$3,418,857	$3,512,498

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended March 31,
	2018	2017
Revenue:
Minimum rent	$68,965	$68,946
Tenant reimbursements	18,373	18,570
Other property related revenue	1,063	2,596
Fee income	1,362	—
Total revenue	89,763	90,112
Expenses:
Property operating	12,470	12,953
Real estate taxes	10,754	10,330
General, administrative, and other	5,945	5,470
Depreciation and amortization	38,556	45,830
Impairment charge	24,070	7,411
Total expenses	91,795	81,994
Operating (loss) income	(2,032)	8,118
Interest expense	(16,337)	(16,445)
Income tax benefit of taxable REIT subsidiary	23	33
Other expense, net	(151)	(139)
Loss from continuing operations	(18,497)	(8,433)
Gains on sales of operating properties	500	8,870
Net (loss) income	(17,997)	437
Net loss (income) attributable to noncontrolling interests	80	(432)
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(17,917)	$5

(Loss) income per common share - basic and diluted	$(0.21)	$0.00

Weighted average common shares outstanding - basic	83,629,669	83,565,325
Weighted average common shares outstanding - diluted	83,629,669	83,643,608
Cash dividends declared per common share	$0.3175	$0.3025

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FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended March 31,
	2018	2017
Funds From Operations ("FFO")
Consolidated net (loss) income	$(17,997)	$437
Less: net income attributable to noncontrolling interests in properties	(351)	(432)
Less: gains on sales of operating properties	(500)	(8,870)
Add: impairment charge	24,070	7,411
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	38,278	45,366
FFO of the Operating Partnership[1]	43,500	43,912
Less: Limited Partners' interests in FFO	(1,022)	(989)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$42,478	$42,923
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.51	$0.51
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.51	$0.51

Weighted average common shares outstanding - basic	83,629,669	83,565,325
Weighted average common shares outstanding - diluted	83,668,918	83,643,608
Weighted average common shares and units outstanding - basic	85,642,329	85,529,910
Weighted average common shares and units outstanding - diluted	85,681,578	85,608,193

FFO, as defined by NAREIT, per diluted share
Consolidated net (loss) income	$(0.21)	$0.01
Less: net income attributable to noncontrolling interests in properties	—	(0.01)
Less: gains on sales of operating properties	(0.01)	(0.10)
Add: impairment charge	0.28	0.08
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.45	0.53
FFO, as defined by NAREIT, of the Operating Partnership per diluted share[1]	$0.51	$0.51

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended March 31,
	2018	2017
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, of the Operating Partnership	$43,500	$43,912
Add:
Depreciation of non-real estate assets	277	471
Amortization of deferred financing costs	660	682
Non-cash compensation expense	1,186	1,195
Less:
Straight-line rent	951	1,321
Market rent amortization income	2,576	850
Amortization of debt premium	990	773
Other cash and non-cash adjustments[1]	—	866
Capital expenditures[2]:
Maintenance capital expenditures[3]	721	873
Revenue enhancing tenant improvements – retail	2,793	6,554
Revenue enhancing tenant improvements – office	—	—
External lease commissions	450	620
Total AFFO of the Operating Partnership	$37,142	$34,403

Other Financial Information:
Scheduled debt principal payments	$1,530	$1,115
Capitalized interest cost	$434	$742
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	$76,600	$93,290
Acreage of undeveloped, vacant land in the operating portfolio[4]	46.9

	March 31, 2018	December 31, 2017
Investment Properties, at Cost:
Land, building and improvements[4]	$3,781,646	$3,873,149
Furniture, equipment and other	8,757	8,453
Land held for development	31,142	31,142
Construction in progress	44,022	45,140
Total	$3,865,567	$3,957,884

____________________
1	Reflects a non-cash termination fee for the quarter ended March 31, 2017.
2	Excludes landlord work, tenant improvements and leasing commissions relating to development and 3-R projects.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Includes undeveloped vacant land with a book value of $21.0 million at March 31, 2018.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

MARKET CAPITALIZATION AS OF MARCH 31, 2018

($ in thousands)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.6%	83,675,982
Operating Partnership ("OP") Units Outstanding	2.4%	2,066,849
Combined Common Shares and OP Units	100.0%	85,742,831
Market Price of Common Shares		$15.23
Total Equity Capitalization		1,305,863	45%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,650,547
Plus: Debt Premium and Issuance Costs, net		1,742
Plus: Company Share of Unconsolidated Joint Venture Debt		4,168
Less: Partner Share of Consolidated Joint Venture Debt[1]		(13,373)
Company Share of Outstanding Debt		1,643,084
Less: Cash, Cash Equivalents, and Restricted Cash		(38,548)
Total Net Debt Capitalization		1,604,536	55%
Total Enterprise Value		$2,910,399	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF MARCH 31, 2018
Consolidated Undepreciated Real Estate Assets		$3,865,567
Company Share of Unconsolidated Real Estate Assets		6,934
		3,872,501
Total Debt Capitalization		1,617,909
Ratio of Debt to Total Undepreciated Real Estate Assets		41.8%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF MARCH 31, 2018
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,643,084
Less: Cash, Cash Equivalents, and Restricted Cash		(38,548)
		1,604,536
Q1 2018 EBITDA, Annualized:
- Consolidated EBITDA	$242,376
- Unconsolidated EBITDA	136
- Minority interest EBITDA [1]	(1,404)
- Pro-forma adjustments [2]	(3,613)	237,495
Ratio of Company Share of Net Debt to EBITDA		6.76x

____________________
1	See page 18 for details
2	Relates to current quarter GAAP operating income, annualized, for properties sold during the quarter.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended March 31,
	2018	2017	% Change
Number of properties for the quarter[1]	102	102

Leased percentage at period end	94.6%	95.1%
Economic Occupancy percentage[2]	93.3%	94.0%

Minimum rent	$57,653	$57,128
Tenant recoveries	16,682	16,317
Other income	271	284
	74,606	73,729

Property operating expenses	(10,672)	(10,517)
Bad debt expense	(364)	(598)
Real estate taxes	(9,947)	(9,771)
	(20,983)	(20,886)
Same Property NOI[3]	$53,623	$52,843	1.5%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$53,623	$52,843
Net operating income - non-same activity[4]	11,554	13,987
Other income (expense), net	1,234	(107)
General, administrative and other	(5,945)	(5,470)
Impairment charge	(24,070)	(7,411)
Depreciation and amortization expense	(38,556)	(45,830)
Interest expense	(16,337)	(16,445)
Gains on sales of operating properties	500	8,870
Net loss (income) attributable to noncontrolling interests	80	(432)
Net (loss) income attributable to common shareholders	$(17,917)	$5

____________________
1
Same Property NOI excludes seven properties in redevelopment, the recently completed Northdale Promenade, Burnt Store Marketplace, and Parkside Town Commons - Phase II, as well as office properties (Thirty South Meridian and Eddy Street Commons).

2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any.

4	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenue:
Minimum rent[1]	$68,965	$68,518	$67,585	$68,395	$68,946
Tenant reimbursements	18,373	18,252	17,657	18,521	18,570
Other property related revenue[2]	434	358	1,252	5,267	1,858
Overage rent	148	780	82	16	266
Parking revenue, net[3]	67	218	138	137	81
	87,987	88,126	86,714	92,336	89,721
Expenses:
Property operating - Recoverable[4]	10,235	10,018	9,533	9,386	10,376
Property operating - Non-Recoverable[4]	1,984	2,417	2,053	2,573	2,318
Real estate taxes	10,591	10,638	10,675	11,095	10,198
	22,810	23,073	22,261	23,054	22,892
Net Operating Income - Properties	65,177	65,053	64,453	69,282	66,829
Other (Expenses) Income:
General, administrative, and other	(5,945)	(5,360)	(5,431)	(5,488)	(5,470)
Fee income	1,362	377	—	—	—
	(4,583)	(4,983)	(5,431)	(5,488)	(5,470)
Earnings Before Interest, Taxes, Depreciation and Amortization	60,594	60,070	59,022	63,794	61,359
Impairment charge	(24,070)	—	—	—	(7,411)
Depreciation and amortization	(38,556)	(40,758)	(42,793)	(42,710)	(45,830)
Interest expense	(16,337)	(16,452)	(16,372)	(16,433)	(16,445)
Income tax benefit (expense) of taxable REIT subsidiary	23	36	33	(3)	33
Other expense, net	(151)	(101)	(94)	(80)	(139)
(Loss) Income From Continuing Operations	(18,497)	2,795	(204)	4,568	(8,433)
Gains on sales of operating properties	500	—	—	6,290	8,870
Net (loss) income	(17,997)	2,795	(204)	10,858	437
Less: Net loss (income) attributable to noncontrolling interests	80	(486)	(418)	(678)	(432)
Net (loss) income attributable to Kite Realty Group Trust	$(17,917)	$2,309	$(622)	$10,180	$5
NOI/Revenue	74.1%	73.8%	74.3%	75.0%	74.5%
Recovery Ratios[5]
- Retail Properties	90.5%	90.9%	89.9%	93.1%	92.0%
- Consolidated	88.2%	88.4%	87.4%	90.4%	90.3%

____________________
1	Minimum rent includes $5.0 million in ground lease-related revenue for the three months ended March 31, 2018.
2	Other property related revenue for the three months ended March 31, 2018 includes $0.1 million of lease termination income.
3
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended March 31, 2018, this amount was calculated as revenue of $487,000 less real estate taxes and property operating expenses of $162,000 and $253,000, respectively.

4
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.3 million) allocable to the property operations in the three months ended March 31, 2018, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt provision, ground rent, professional fees, and operating costs for Lake Lofts at Deerwood.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

CONSOLIDATED JOINT VENTURE SUMMARY - MARCH 31, 2018

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic Ownership%[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Territory Portfolio[2]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,850	2%	$1,138	$—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000	10%	3,300	10,070
Territory Portfolio[2]	148,940	6%	8,935	—
Total	$238,790		$13,373	$10,070
Income Statement
Joint Venture Entity			Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[2]			219	876	Partner receives a fixed annual preferred payment of 4% on $21.9 million
Total			$351	$1,404

____________________
1	Economic ownership % represents the Company's share of cash flow.
2
Joint Venture includes six operating properties located in Las Vegas, Nevada. Our partner has elected to redeem its remaining interest of $21.9 million of its interest for cash. The Company can determine the timing of the closing of this transaction, but it must occur before November 8, 2018.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

SUMMARY OF OUTSTANDING DEBT AS OF March 31, 2018

($ in thousands)
TOTAL OUTSTANDING DEBT[1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate		Weighted Average Maturity (in years)
Fixed Rate Debt	$1,477,467	89%	4.11%		5.5
Variable Rate Debt	174,822	11%	3.38%		3.9
Net Debt Premiums and Issuance Costs, Net	(1,742)	N/A	N/A		N/A
Total Consolidated Debt	1,650,547	100%	4.04%		5.3
KRG Share of Unconsolidated Debt[2]	4,168	—%	4.38%	6.3	6.3
Total	$1,654,715	100%	4.04%		5.3

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt[3]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2018	$4,106	$4,254	$—	$8,360	$—	$8,360
2019	5,974	—	—	5,974	—	5,974
2020	5,919	42,339	—	48,258	100	48,358
2021	4,625	159,875	246,600	411,100	245	411,345
2022	1,113	205,208	200,000	406,321	258	406,579
2023	806	214,940	95,000	310,746	270	311,016
2024	854	—	—	854	3,295	4,149
2025	904	—	80,000	80,904	—	80,904
2026 And Beyond	4,672	100	375,000	379,772	—	379,772
Net Debt Premiums and Issuance Cost, Net	(1,742)	—	—	(1,742)	—	(1,742)
Total	$27,231	$626,716	$996,600	$1,650,547	$4,168	$1,654,715

1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of March 31,2018, $385.2 million in variable rate debt is hedged for a weighted average 3.0 years.

2	Unconsolidated debt is a variable rate construction loan.
3	This presentation reflects the Company's exercise of its option to extend the maturity date by one year to July 28, 2021 for the Company's unsecured credit facility.

($ In millions)
$600
$500
$400
$300
$200
$100
$0
2018
2019
2020
2021
2022
2023
2024
2025
2026+
4.4
44.3
167.6
46.6
200.0
213.9
200.0
214.9
95.0
4.2
80.0
10.6
375.0
Mortgage Debt
Line of Credit
Unsecured Term Loans
Unsecured Debt

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF March 31, 2018

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of March 31, 2018	% of Total Outstanding

Whitehall Pike	CMBS	6.71%	7/5/2018	4,413
2018 Debt Maturities				4,413	0.3%

2019 Debt Maturities				—	—%

Fishers Station	Old National Bank	LIBOR + 225	1/4/2020	6,474
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.7%	9/1/2020	20,699
Thirty South	Associated Bank	LIBOR + 205	12/31/2020	17,099
2020 Debt Maturities				44,272	2.7%

Waxahachie Crossing	CMBS	5.55%	3/1/2021	7,750
International Speedway Square	CMBS	5.77%	4/1/2021	18,921
Lima Marketplace	CMBS	5.8%	4/1/2021	8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021	6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021	15,780
University Town Center	CMBS	5.48%	6/1/2021	18,690
Village at Bay Park	CMBS	5.58%	6/1/2021	9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021	8,800
Lake Mary Plaza	CMBS	5.1%	7/1/2021	5,080
Unsecured Credit Facility[2,3]	KeyBank (Admin. Agent)	LIBOR + 135	7/28/2021	46,600
Unsecured Term Loan[3]	KeyBank (Admin. Agent)	LIBOR + 130	7/28/2021	200,000
Bayport Commons	CMBS	5.44%	9/1/2021	11,845
Eddy Street Commons	CMBS	5.44%	9/1/2021	22,978
Four Property Pool Loan	CMBS	5.44%	9/1/2021	33,607
2021 Debt Maturities				414,165	25.1%

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022	1,585
Delray Marketplace[4]	Bank of America	LIBOR + 160	2/5/2022	56,850
Palm Coast Landing	CMBS	5%	3/1/2022	22,189
Bayonne Crossing	CMBS	4.33%	4/1/2022	44,316
Saxon Crossing	CMBS	4.65%	7/1/2022	11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022	5,445
Shops at Moore	CMBS	4.29%	9/1/2022	21,300
Shops at Julington Creek	CMBS	4.6%	9/1/2022	4,785
Centre Point Commons	CMBS	4.34%	10/1/2022	14,410
Unsecured Term Loan[3]	KeyBank (Admin. Agent)	LIBOR + 160	10/26/2022	200,000
Miramar Square	CMBS	4.16%	12/1/2022	31,625
2022 Debt Maturities				413,905	25.1%
See footnotes on next page

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF March 31, 2018 (CONTINUED)

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date		Balance as of March 31, 2018		% of Total Outstanding

Centennial Gateway / Eastgate[5]	CMBS	3.81%	1/1/2023		44,385
Crossing at Killingly Commons[5]	Huntington Bank	LIBOR + 170	1/1/2023		33,000
Centennial Center[5]	CMBS	3.83%	1/6/2023		70,455
Eastern Beltway[5]	CMBS	3.83%	1/6/2023		34,100
The Corner	CMBS	4.10%	3/1/2023		14,750
Chapel Hill	CMBS	3.78%	4/1/2023		18,250
Senior Unsecured Note	Various	4.23%	9/10/2023		95,000
2023 Debt Maturities					309,940		18.7%

2024 Debt Maturities					—		—%

Senior Unsecured Note	Various	4.47%	9/10/2025		80,000
2025 Debt Maturities					80,000		4.8%

Senior Unsecured Note	Various	4.00%	10/1/2026		300,000
Senior Unsecured Note	Various	4.57%	9/10/2027		75,000
Rampart Commons	CMBS	5.73%	6/10/2030		10,594
2026 And Beyond Debt Maturities					385,594		23.2%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS					(1,742)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$1,650,547

Unconsolidated Debt
Embassy Suites at University of Notre Dame[6]	1st Source Bank	LIBOR + 250	7/1/2024	4,168,000	4,168	4,168,000
TOTAL UNCONSOLIDATED DEBT					4,168		0.3%
TOTAL CONSOLIDATED AND UNCONSOLIDATED DEBT					$1,654,715		100.0%

____________________
1	At March 29, 2018, one-month LIBOR was 1.88%.
2
Assumes Company exercises its option to extend the maturity date by one year. Subsequent to quarter end the company refinanced it's unsecured facilities. The rate on this facility was reduced to LIBOR + 115 and the extended loan maturity is April 22, 2023.

3	The Company has 98 unencumbered properties of which 91 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
4	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
5	Property is held in a joint venture. See Joint Venture Summary on page 18 for additional detail.
6
KRG's share of total loan commitment is $11.83 million. Beginning on July 1, 2019 the loan will convert to a fixed rate loan with an interest rate of 5.02%. On August 1, 2020 the loan will begin amortizing.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

UNSECURED PUBLIC DEBT COVENANTS

	March 31, 2018	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	41.1%	<60%

Secured Debt to Undepreciated Assets	16.4%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	262%	>150%

Debt Service Coverage	3.4x	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$28,753
Availability under unsecured credit facility	393,177
	$421,930

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of March 31, 2018

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2018.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Walmart Stores, Inc.[1]	13	2,244,581	5	—	811,956	8	1,432,625
Target Corporation	15	2,175,101	—	—	—	15	2,175,101
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohl's Corporation	8	694,386	5	184,516	244,010	3	265,860
Publix Super Markets, Inc.	14	670,665	14	670,665	—	—	—
The TJX Companies, Inc. [2]	21	626,931	21	626,931	—	—	—
Bed Bath & Beyond, Inc. [3]	19	493,719	19	493,719	—	—	—
Ross Stores, Inc.	17	488,707	17	488,707	—	—	—
Dick's Sporting Goods, Inc.[4]	8	390,502	8	390,502	—	—	—
Total	135	10,645,425	95	2,984,037	1,837,985	40	5,823,403

____________________
1	Includes Sam's Club, which is owned by the same parent company.
2	Includes TJ Maxx (13), Home Goods (2) and Marshalls (6), all of which are owned by the same parent company.
3	Includes Bed Bath and Beyond (11), Buy Buy Baby (4), Christmas Tree Shops (1) and Cost Plus World Market (3), all of which are owned by the same parent company.
4	Includes Dick's Sporting Goods (7) and Golf Galaxy (1), both of which are owned by the same parent company.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of March 31, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2018.

Tenant	Number of Stores	Leased GLA/NRA[1]	% of Total GLA/NRA of the Portfolio	Annualized Base Rent[2,3]	Annualized Base Rent per Sq. Ft.[3]	% of Total Portfolio Annualized Base Rent[3]
Publix Super Markets, Inc.	14	670,665	2.8%	$6,739	$10.05	2.5%
The TJX Companies, Inc.[4]	21	626,931	2.6%	6,653	10.61	2.5%
Bed Bath & Beyond, Inc.[5]	19	493,719	2.1%	6,093	12.34	2.3%
PetSmart, Inc.	18	371,735	1.6%	5,656	15.22	2.1%
Ross Stores, Inc.	17	488,707	2.1%	5,542	11.34	2.1%
Lowe's Companies, Inc.	5	128,997	0.5%	5,204	6.68	1.9%
Dick's Sporting Goods, Inc.[6]	8	390,502	1.6%	4,212	10.79	1.6%
Nordstrom, Inc. / Nordstrom Rack (6)	6	197,797	0.8%	4,001	20.23	1.5%
Ascena Retail Group[7]	32	198,882	0.8%	3,988	20.05	1.5%
Michaels Stores, Inc.	14	295,066	1.2%	3,895	13.20	1.4%
Office Depot (8) / Office Max (5)	13	269,230	1.1%	3,684	13.68	1.4%
LA Fitness	5	208,209	0.9%	3,574	17.16	1.3%
Best Buy Co., Inc.	6	213,604	0.9%	3,084	14.44	1.1%
Kohl's Corporation	5	184,516	0.8%	2,927	6.83	1.1%
National Amusements	1	80,000	0.3%	2,898	36.22	1.1%
Mattress Firm Holdings Corp (17) / Sleepy's (5)	22	101,361	0.4%	2,841	28.02	1.1%
Petco Animal Supplies, Inc.	12	167,455	0.7%	2,819	16.83	1.0%
Walmart Stores, Inc.[8]	5	—	—%	2,652	3.27	1.0%
Ulta Beauty, Inc.	12	127,451	0.5%	2,559	20.08	0.9%
DSW Inc.	9	175,133	0.7%	2,491	14.22	0.9%
Stein Mart, Inc.	9	307,222	1.3%	2,381	7.75	0.9%
Frank Theatres	2	122,224	0.5%	2,311	18.91	0.9%
Hobby Lobby Stores, Inc.	5	271,254	1.1%	2,190	8.07	0.8%
Walgreens Boots Alliance, Inc.	4	67,212	0.3%	2,099	31.23	0.8%
The Gap / Old Navy (9)	9	148,401	0.6%	2,095	14.11	0.8%
TOTAL	273	6,306,273	26.2%	$92,587	$11.56	34.5%

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
2	Annualized base rent represents the monthly contractual rent for March 31, 2018 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
3	Annualized base rent and percent of total portfolio includes ground lease rent.
4	Includes TJ Maxx (13), Marshalls (6) and HomeGoods (2), all of which are owned by the same parent company.
5	Includes Bed Bath and Beyond (11), Buy Buy Baby (4) Christmas Tree Shops (1) and Cost Plus World Market (3), all of which are owned by the same parent company.
6	Includes Dick's Sporting Goods (7) and Golf Galaxy (1), both of which are owned by the same parent company.
7	Includes Ann Taylor (5), Catherines (1), Dress Barn (11), Lane Bryant (7), Justice Stores (4) and Maurices (4), all of which are owned by the same parent company.
8	Includes Sam's Club, which is owned by the same parent company.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

RETAIL LEASING SPREADS

			Comparable Space[2,3]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[4]	New Rent PSF[5,6]	Cash Rent Spread	GAAP Rent Spread[7]	TI, LL Work, Lease Commissions PSF[8,9]
New Leases - Q1, 2018[1]	20	84,176	13	57,694	$18.01	$17.61	(2.2)%	(0.3)%	$15.49
New Leases - Q4, 2017	48	155,805	19	83,638	$17.09	$20.51	20.0%	29.7%	$74.23
New Leases - Q3, 2017	39	92,089	18	44,091	$23.58	$28.04	18.9%	24.9%	$49.06
New Leases - Q2, 2017	51	164,214	23	71,828	$21.52	$25.27	17.4%	28.1%	$58.67

Renewals - Q1, 2018[1]	45	333,654	45	333,654	$16.61	$17.12	3.1%	6.6%	$0.97
Renewals - Q4, 2017	83	589,332	83	589,332	$16.47	$17.34	5.3%	8.8%	$0.73
Renewals - Q3, 2017	47	340,725	47	340,725	$16.40	$17.99	9.7%	16.4%	$1.63
Renewals - Q2, 2017	45	460,103	45	460,103	$14.07	$15.20	8.0%	11.3%	$2.42

Total - Q1, 2018[1]	65	417,830	58	391,348	$16.81	$17.19	2.3%	5.3%	$3.11
Total - Q4, 2017	131	745,137	102	672,970	$16.55	$17.74	7.2%	11.2%	$9.86
Total - Q3, 2017	86	432,814	65	384,816	$17.22	$19.14	11.1%	17.0%	$7.06
Total - Q2, 2017	96	624,317	68	531,931	$15.08	$16.56	9.8%	13.9%	$10.02

________________
1
Excluding one anchor tenant lease that did not require the Company to expend any capital and one strategic anchor renewal, new and renewal lease cash spreads were 16.5% (cost $32.22 PSF) and 7.0%, respectively, for a blended cash rent spread was 8.2%.

2	Comparable space leases on this report are included for retail properties only. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, and ground leases are excluded.
3	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
4	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
5	All amounts reported at lease execution.
6	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
7	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
8	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the 3-R pipeline.
9	Excluding the costs associated with two anchor leases, the Q4, 2017 new lease costs were $50.27 psf.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of March 31, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2018.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3,4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2018	140	587,066	3.9%	$10,733	4.4%	$18.28	$68
2019	238	1,571,244	10.5%	23,518	9.6%	14.97	794
2020	248	1,879,248	12.6%	27,657	11.2%	14.72	1,511
2021	300	1,759,029	11.8%	29,648	12.0%	16.85	748
2022	306	2,117,377	14.2%	35,728	14.5%	16.87	1,240
2023	265	2,124,607	14.3%	36,954	15.0%	17.39	1,976
2024	106	972,012	6.5%	17,495	7.1%	18.00	288
2025	80	715,409	4.8%	12,689	5.2%	17.74	736
2026	78	758,030	5.1%	11,111	4.5%	14.66	1,320
2027	80	785,329	5.3%	12,540	5.1%	15.97	358
Beyond	107	1,628,900	11.0%	28,100	11.4%	17.25	10,855
	1,948	14,898,251	100.0%	$246,173	100.0%	$16.52	$19,893

____________________
1	Lease expiration table reflects rents in place as of March 31, 2018 and does not include option periods; 2018 expirations include 17 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for March 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.
4	58% of our annualized base rent is generated from tenants occupying less than 16,000 square feet.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of March 31, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2018.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2018	8	269,974	1.8%	$2,763	1.1%	$10.23	$—
2019	30	1,011,772	6.8%	9,680	3.9%	9.57	141
2020	39	1,350,097	9.1%	14,676	6.0%	10.87	1,111
2021	42	1,091,651	7.3%	12,701	5.2%	11.63	143
2022	52	1,409,448	9.5%	17,549	7.1%	12.45	745
2023	53	1,391,779	9.3%	19,895	8.1%	14.29	1,551
2024	22	654,602	4.4%	9,826	4.0%	15.01	—
2025	19	448,453	3.0%	6,158	2.5%	13.73	381
2026	16	512,101	3.4%	4,972	2.0%	9.71	750
2027	20	570,380	3.8%	6,848	2.8%	12.01	—
Beyond	37	1,336,518	9.0%	20,576	8.4%	15.40	6,354
	338	10,046,775	67.4%	$125,645	51.0%	$12.51	$11,175

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of March 31, 2018 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for March 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of March 31, 2018.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2018	132	317,092	2.1%	$7,970	3.2%	$25.13	$68
2019	207	554,219	3.7%	13,737	5.6%	24.79	653
2020	207	515,840	3.5%	12,725	5.2%	24.67	400
2021	255	658,379	4.4%	16,717	6.8%	25.39	605
2022	249	642,909	4.3%	16,916	6.9%	26.31	495
2023	208	605,921	4.1%	15,988	6.5%	26.39	425
2024	81	243,184	1.6%	6,468	2.6%	26.60	288
2025	57	180,277	1.2%	5,110	2.1%	28.34	355
2026	62	245,929	1.7%	6,139	2.5%	24.96	570
2027	59	205,795	1.4%	5,422	2.2%	26.34	358
Beyond	69	266,262	1.8%	6,924	2.8%	26.00	4,501
	1,586	4,435,807	29.8%	$114,113	46.4%	$25.73	$8,718

____________________
1	Lease expiration table reflects rents in place as of March 31, 2018, and does not include option periods; 2018 expirations include 17 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for March 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

LEASE EXPIRATIONS – OFFICE TENANTS AND OTHER

As of March 31, 2018

($ in thousands, except per square foot data)

	Number of Expiring Leases[1]	Expiring GLA/NRA[1]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2018	—	—	—%	$—	—%	$—
2019	1	5,253	—%	101	—%	19.25
2020	2	13,311	0.1%	256	0.1%	19.25
2021	3	8,999	0.1%	229	0.1%	25.49
2022	5	65,020	0.4%	1,263	0.5%	19.43
2023	4	126,907	0.9%	1,071	0.4%	8.44
2024	3	74,226	0.5%	1,201	0.5%	16.19
2025	4	86,679	0.6%	1,421	0.6%	16.40
2026	—	—	—%	—	—%	—
2027	1	9,154	0.1%	270	0.1%	29.50
Beyond	1	26,120	0.2%	601	0.2%	23.00
	24	415,669	2.8%	$6,415	2.6%	$15.43

____________________
1	Lease expiration table reflects rents in place as of March 31, 2018 and does not include option periods. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of March 31, 2018 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for March 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

As of March 31, 2018

($ in thousands)

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied	Percent of Owned GLA Pre-Leased/ Committed	KRG Share of Total Estimated Project Cost [4]	KRG Share of Cost Incurred as of March 31, 2018	Major Tenants and Non-owned Anchors
Embassy Suites at the University of Notre Dame[5]	35%	South Bend	Q4 2018	152,460	152,460	NA	NA	$13,895	$9,360	Embassy Suites full-service hotel
Eddy Street Commons at Notre Dame, IN - Phase II 6	100%	South Bend	Q4 2020	8,500	530,000	—%	—%	8,447	1,977	Ground lease with multi-family developer on 450 units; 8,500 square feet of owned retail.
Total				160,960	682,460	—%	—%	$22,342	$11,337

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI (excluding hotel)	$4,604
Remaining Transitional Development / Redevelopment Cash NOI	630
Total Remaining Annual Cash NOI	$5,234

Summary of Construction In Progress on Consolidated Balance Sheet:
Under Construction Development / Redevelopment CIP	$13,685
Transitional Development / Redevelopment CIP	511
Lake Lofts at Deerwood - Jacksonville, FL	5,955
Holly Springs Towne Center - Phase III	5,811
Various tenant improvements and small projects	18,060
Construction In Progress on Consolidated Balance Sheet	$44,022

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5	Total Estimated Project Cost of $13.9 million reflects the Company's pro-rata share of the gross project cost ($45.7 million) after deducting the TIF contribution ($6 million)
6
Total estimated cost of all components of Eddy Street Phase II equals $89.2 million, consisting of KRG estimated project cost ($8.4 million), TIF ($16.1 million), and residential apartments and townhomes to be ground subleased to unrelated third party ($64.7 million).

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS

($ in thousands)

Property	Location (MSA)	Description	Projected ROI[1]	Projected Cost	Percentage of Cost Spent	Est. Stabilized Period
Beechwood Promenade*	Athens	Backfilling vacant anchor and shop space with Michaels, and construction of outlot for Starbucks.	8.5% - 9.5%	$8,000 - $9,000	35%	2H 2018
Centennial Center A	Las Vegas	Reposition of two retail buildings totaling 14,000 square feet, and the addition of a Panera Bread outlot. Addition of traffic signal and other significant building/site enhancements.	10.0% - 11.0%	$4,000 - $5,000	57%	2H 2018
City Center*	New York City	Reactivating street-level retail components and enhancing overall shopping experience within multi-level project.	6.5% - 7.0%	$17,000 - $17,500	91%	1H 2018
Fishers Station*	Indianapolis	Demolition and expansion of previous anchor space and replacement with a Kroger ground lease. Center upgrades and new shop space.	9.5% - 10.5%	$10,500 - $11,500	87%	2H 2018
Portofino Shopping Center, Phase II	Houston	Expansion of vacant space to accommodate Nordstrom Rack; rightsizing of existing Old Navy, and relocation of shop tenants.	8.0% - 8.5%	$6,500 - $7,000	83%	1H 2018
Rampart Commons*	Las Vegas	Relocating, retenanting, and renegotiating leases as a part of new development plan. Upgrades to building façades and hardscape throughout the center.	7.0% - 7.5%	$15,500 - $16,500	58%	2H 2018

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, REPURPOSE TOTALS			8.0% - 9.0%	$61,500 - $66,500	72%

COMPLETED PROJECTS DURING Q1 2018

Property	Location (MSA)	Description	Annual Projected ROI	Cost
Burnt Store Marketplace	Punta Gorda	Demolition and rebuild of a 45,000 square foot Publix under a new 20 year lease, as well as additional center upgrades.	11.5%	$8,860

COMPLETED PROJECTS TOTALS			11.5%	$8,860

________________
1	Projected ROI is calculated by dividing incremental rent for comparable spaces or full rent for spaces vacant 12 months or more over total projected cost of the defined 3R area.
*	Asterisk represents redevelopment assets removed from the operating portfolio.

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

Property	Type of Project	Location (MSA)	Description
Courthouse Shadows*	Redevelopment	Naples	Demolition of the site to create mixed use format and outparcel development.
Hamilton Crossing Centre*	Redevelopment	Indianapolis	Creation of a mixed use (office, retail, and multi-family) development.
Centennial Center B	Reposition [1]	Las Vegas	General building enhancements to five remaining outparcels. Addition of two restaurants to anchor the small shop building.
The Corner*	Repurpose	Indianapolis	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.

Total Targeted Return			9.0% - 11.0%
Total Expected Cost			$40,000 - $56,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
*	Asterisk represents redevelopment assets removed from the operating portfolio.
Note:
These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

2018 PROPERTY DISPOSITIONS

($ in thousands)

Property Name	MSA	Date Sold	Sales Price
Trussville Promenade	Birmingham, AL	2/21/2018
Memorial Commons	Goldsboro, NC	3/15/2018
Total			$62,975

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of March 31, 2018

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida
Florida	4,310,174	$62,249	124,802	$107	37	4,434,976	$3,799	$66,155	24.9%

Mid-Central
Texas	1,981,127	31,173	—	—	10	1,981,127	1,082	32,255	12.1%
Oklahoma	822,273	11,533	—	—	5	822,273	1,188	12,721	4.8%
Texas - Other	107,400	591	—	—	1	107,400	—	591	0.2%
Total Mid-Central	2,910,800	43,297	—	—	16	2,910,800	2,270	45,567	17.1%

Southeast
North Carolina	1,064,750	20,430	—	—	8	1,064,750	3,908	24,338	9.1%
Georgia	396,013	5,062	331,198	3,370	4	727,211	477	8,909	3.3%
Tennessee	406,722	6,237	—	—	2	406,722	—	6,237	2.3%
South Carolina	515,173	5,526	—	—	3	515,173	—	5,526	2.1%
Total Southeast	2,382,658	37,255	331,198	3,370	17	2,713,856	4,385	45,010	16.9%

Midwest
Indiana - Retail	2,169,154	29,150	178,758	1,601	23	2,347,912	1,171	31,922	12.0%
Indiana - Other	365,122	5,123	152,460	—	3	517,582	—	5,123	1.9%
Illinois	310,892	4,000	—	—	3	310,892	—	4,000	1.5%
Ohio	236,230	2,151	—	—	1	236,230	—	2,151	0.8%
Wisconsin	82,254	1,287	—	—	1	82,254	381	1,668	0.6%
Total Midwest	3,163,652	41,711	331,218	1,601	31	3,494,870	1,552	44,864	16.9%

West
Nevada	846,974	19,423	79,455	1,730	7	926,429	4,060	25,213	9.5%
Utah	392,050	7,036	—	—	2	392,050	68	7,104	2.7%
Arizona	79,902	2,373	—	—	1	79,902	—	2,373	0.9%
Total West	1,318,926	28,832	79,455	1,730	10	1,398,381	4,128	34,690	13.0%

Northeast
New York	—	—	361,618	8,436	1	361,618	—	8,436	3.2%
New Jersey	245,705	5,690	—	—	2	245,705	2,263	7,953	3.0%
Virginia	397,835	7,531	—	—	1	397,835	294	7,825	2.9%
Connecticut	205,683	3,202	—	—	1	205,683	1,034	4,236	1.6%
New Hampshire	78,892	1,162	—	—	1	78,892	168	1,330	0.5%
Total Northeast	928,115	17,585	361,618	8,436	6	1,289,733	3,759	29,780	11.2%
	15,014,325	$230,929	1,228,291	$15,244	117	16,242,616	$19,893	$266,066	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
2	Represents the seven redevelopment and two development projects not in the retail operating portfolio.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of March 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	$29.70	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Killingly Commons[3]	Killingly	2010	205,683	148,250	57,433	96.0%	100.0%	85.5%	16.23	Stop & Shop Supermarket, (Target)	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.06	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	97,163	71,540	25,623	95.4%	100.0%	82.6%	14.87	(Target)	PetSmart, Michaels, Gander Outdoors
Bolton Plaza	Jacksonville	1986/2014	154,555	136,195	18,360	100.0%	100.0%	100.0%	9.76	Aldi	LA Fitness, Academy Sports, Marshalls, Panera Bread
Burnt Store Marketplace	Punta Gorda	1989/2018	95,625	45,600	50,025	88.1%	100.0%	77.2%	13.70	Publix	Anytime Fitness, Pet Supermarket, (Home Depot)
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	17.94		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Ft. Lauderdale	2011	133,220	68,169	65,051	82.8%	70.4%	95.7%	31.08	Whole Foods	Party City
Colonial Square	Fort Myers	2010	186,609	150,505	36,104	69.7%	71.9%	60.6%	13.07		Kohl's, Hobby Lobby, PetSmart,
Delray Marketplace[3]	Miami	2013	260,181	118,136	142,045	98.5%	100.0%	97.2%	26.41	Publix	Frank Theatres, Burt & Max's, Carl's Patio, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Naples	2006	25,696	—	25,696	80.4%	—%	80.4%	14.72		Lowe's Home Improvement Center, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	162,309	125,162	37,147	92.3%	100.0%	66.4%	9.45	Save-A-Lot	Ross Stores, Burlington, 2nd & Charles
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	100.0%	100.0%	100.0%	14.73	Publix
Indian River Square	Vero Beach	1997/2004	142,592	109,000	33,592	92.5%	100.0%	68.2%	11.46	(Target)	Beall's, Office Depot, Dollar Tree
International Speedway Square	Daytona	1999/2013	233,424	203,405	30,019	95.3%	100.0%	63.2%	11.24	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	88,588	45,600	42,988	95.5%	100.0%	90.8%	18.19	Publix
Lake City Commons	Lake City	2008	65,723	45,600	20,123	100.0%	100.0%	100.0%	14.85	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.66	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.49		Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,739	77,840	118,899	85.4%	100.0%	75.9%	12.42	Winn Dixie	Stein Mart, Starbucks, Salon Lofts
Lithia Crossing	Tampa	2003/2013	90,505	53,547	36,958	98.7%	100.0%	96.8%	15.21	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Ft. Lauderdale	2008	224,730	137,505	87,225	88.8%	85.5%	94.0%	16.15		Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2017	173,862	118,269	55,593	99.4%	100.0%	98.1%	12.88	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Palm Coast Landing at Town Square	Palm Coast	2010	168,352	100,822	67,530	98.6%	100.0%	96.6%	18.92	(Target)	Michaels, PetSmart, Ross Stores, TJ Maxx, Ulta Beauty
Pine Ridge Crossing	Naples	1993	105,962	66,435	39,527	100.0%	100.0%	100.0%	17.97	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	70,645	45,600	25,045	98.3%	100.0%	95.2%	15.17	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	16.44	Publix

See footnotes on page 39

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Saxon Crossing	Orange City	2009	119,907	95,304	24,603	99.0%	100.0%	95.1%	$14.33	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	69,076	51,512	17,564	96.2%	100.0%	85.1%	13.18	Publix
Shops at Eagle Creek	Naples	1983/2013	70,768	50,187	20,581	98.4%	100.0%	94.3%	15.84	The Fresh Market	Staples, (Lowe's Home Improvement Center), Panera Bread
Tamiami Crossing	Naples	2016	121,705	121,705	—	100.0%	100.0%	—%	12.51	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	82,561	60,139	22,422	96.6%	100.0%	87.5%	17.52	(Target)	PetSmart, Cost Plus World Market, Staples, Panera Bread
Temple Terrace	Temple Terrace	2012	90,328	58,798	31,530	92.9%	100.0%	79.6%	10.55	Winn Dixie	Burger King
The Landing at Tradition	Port St. Lucie	2007	362,871	290,396	72,475	70.5%	69.3%	75.1%	16.53	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, Pier 1, DSW, Five Below
The Shops at Julington Creek	Jacksonville	2011	40,245	21,038	19,207	96.4%	100.0%	92.4%	19.51	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	84,084	45,600	38,484	95.5%	100.0%	90.2%	17.23	Publix
Waterford Lakes Village	Orlando	1997	77,971	51,703	26,268	98.4%	100.0%	95.2%	13.16	Winn Dixie
Georgia
Mullins Crossing	Evans	2005	253,312	205,716	47,596	100.0%	100.0%	100.0%	12.80	(Target)	Ross Stores, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Publix at Acworth	Atlanta	1996	69,640	37,888	31,752	98.3%	100.0%	96.2%	12.57	Publix
The Centre at Panola	Atlanta	2001	73,061	51,674	21,387	100.0%	100.0%	100.0%	13.14	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,149	65,977	33,172	90.7%	100.0%	72.2%	13.34		Dollar Tree
Naperville Marketplace	Chicago	2008	83,743	61,683	22,060	100.0%	100.0%	100.0%	13.84	(Caputo's Fresh Market)	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	12.83	(Target)	LA Fitness, Ross Stores
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	0.00	The Fresh Market
Beacon Hill	Crown Point	2006	56,820	11,043	45,777	98.0%	100.0%	97.5%	16.27	(Strack & Van Til)	(Walgreens), Jimmy John's, Rosati's, Great Clips
Bell Oaks Centre	Newburgh	2008	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.20	Schnuck's Market
Boulevard Crossing	Kokomo	2004	124,634	74,440	50,194	95.6%	100.0%	89.1%	14.87		Petco, TJ Maxx, Ulta Beauty, Shoe Carnival, (Kohl's)
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	86.8%	—%	86.8%	20.89		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	286,377	247,710	38,667	100.0%	100.0%	100.0%	12.12		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Indianapolis	2005	124,272	53,600	70,672	91.9%	100.0%	85.8%	18.38	The Fresh Market	Stein Mart, McAlister's Deli, Beauty Brands, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	87,991	20,154	67,837	96.0%	100.0%	94.8%	25.66		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.00		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	97.8%	100.0%	86.6%	7.41	(Target)	Macy’s, Staples, Landmark Theaters, Pei Wei, LensCrafters, Panera Bread, (Walgreens), (Lowe's Home Improvement Center)
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	13.60
See footnotes on page 39

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	94.8%	100.0%	81.8%	$14.82	Aldi, (Walmart)	PetSmart, Office Depot, Aldi, Dollar Tree
Rangeline Crossing	Indianapolis	1986/2013	100,196	47,962	52,234	99.0%	100.0%	98.2%	22.25	Earth Fare	Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	150,428	117,890	32,538	100.0%	100.0%	100.0%	22.02		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	64.1%	64.1%	—%	13.44		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	279,700	238,721	40,979	74.7%	71.6%	92.8%	15.02		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	92.2%	—%	92.2%	26.64
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86		Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,738	—	30,738	94.4%	—%	94.4%	36.22	(Sam's Club)	Chipotle, Five Guys, (Lowe's Home Improvement Center)
Centennial Center[3]	Las Vegas	2002	333,909	158,196	175,713	89.2%	85.3%	92.7%	25.39	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	193,085	139,913	53,172	99.2%	100.0%	96.9%	24.20	Trader Joe's	24 Hour Fitness, Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,445	83,983	78,462	95.7%	100.0%	91.1%	24.49	Sam's Club, Walmart	Office Max, Petco, Ross Stores, Skechers, (Home Depot)
Eastgate Plaza[3]	Las Vegas	2002	96,594	53,030	43,564	76.1%	76.4%	75.7%	23.24	(Walmart)	99 Cents Only Store, Party City
Lowe's Plaza[3]	Las Vegas	2007	30,203	—	30,203	63.6%	—%	63.6%	28.14		Starbucks, (Lowe's Home Improvement Center)
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	14.72	Supervalu/Shaw's
New Jersey
Bayonne Crossing	Bayonne	2011	106,146	52,219	53,927	100.0%	100.0%	100.0%	28.80	Walmart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center	Newark	1997	139,559	133,125	6,434	95.4%	100.0%	—%	19.77		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	207,521	109,233	98,288	92.2%	100.0%	83.5%	17.13	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels
Holly Springs Towne Center - Phase II	Raleigh	2016	145,009	111,843	33,166	100.0%	100.0%	100.0%	18.02	(Target)	Bed Bath & Beyond, DSW, AMC Theatres/Carmike Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	133,627	65,576	68,051	95.2%	100.0%	90.5%	22.70	(Target)	REI Co-Op, David's Bridal, Dollar Tree, Old Navy, Five Below
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	17.23	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	55,390	22,500	32,890	100.0%	100.0%	100.0%	24.66	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	291,713	191,988	99,725	97.5%	100.0%	92.5%	19.68	(Target)	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	125,646	105,262	20,384	100.0%	100.0%	100.0%	21.13		Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement Center
Toringdon Market	Charlotte	2004	60,314	26,072	34,242	97.0%	100.0%	94.8%	21.41	Earth Fare
See footnotes on page 39

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %					Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Grocery Anchor[4]
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.11		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	164,407	92,783	71,624	98.5%	100.0%	96.5%	17.42	(Walmart)	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty
Shops at Moore	Moore	2010	260,530	187,916	72,614	94.7%	100.0%	80.9%	12.21		Bed Bath & Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Stores, (J.C. Penney)
Silver Springs Pointe	Oklahoma City	2001	48,474	20,515	27,959	79.1%	100.0%	63.7%	15.94	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)
University Town Center	Norman	2009	158,375	77,097	81,278	95.7%	100.0%	91.6%	18.75	(Target)	Office Depot, Petco, TJ Maxx, Ulta Beauty
University Town Center Phase II	Norman	2012	190,487	133,546	56,941	93.0%	100.0%	76.7%	12.68	(Target)	Academy Sports, DSW, Home Goods, Michaels, Kohl's, Guitar Center
South Carolina
Hitchcock Plaza	Augusta-Aiken	2006	252,311	214,480	37,831	88.9%	89.7%	84.3%	10.38		TJ Maxx, Ross Stores, Academy Sports, Bed Bath & Beyond, Farmers Home Furniture, Old Navy, Petco
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	98.7%	100.0%	95.5%	10.98	Publix
Shoppes at Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	13.33		Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	230,980	172,712	58,268	100.0%	100.0%	100.0%	16.23	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Hamilton Crossing - Phase II & III	Alcoa	2008	175,742	135,737	40,005	94.7%	100.0%	76.6%	14.95		Dick's Sporting Goods, Michaels, Old Navy, PetSmart, Ross Stores
Texas[4]
Chapel Hill Shopping Center	Fort Worth	2001	127,007	43,450	83,557	92.8%	100.0%	89.1%	25.26	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	190,903	142,073	48,830	96.9%	100.0%	87.8%	12.96	Whole Foods	Westlake Hardware, Vineyards Antique Mall, Goody Goody Liquor, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	99.3%	100.0%	98.7%	19.95	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Fort Worth	1970/2011	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.06		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas	2000/2010	302,458	244,065	58,393	100.0%	100.0%	100.0%	13.25	Sprouts Farmers Market	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente	Austin	2004	156,215	105,000	51,215	96.3%	100.0%	88.6%	17.24	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	386,599	218,861	167,738	95.5%	100.0%	89.7%	19.78	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack
Sunland Towne Centre	El Paso	1996/2014	306,454	265,037	41,417	98.9%	100.0%	91.7%	12.05	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines

See footnotes on page 39

p. 38	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors	Other Retailers
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.76		Best Buy, PetSmart, Ross Stores, (Home Depot), (J.C. Penney)
Westside Market	Dallas	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.14	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	164,080	115,916	48,164	96.8%	100.0%	89.1%	16.23	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	227,970	101,464	126,506	96.7%	100.0%	94.1%	20.22		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)
Virginia
Landstown Commons	Virginia Beach	2007	397,835	207,300	190,535	95.1%	100.0%	89.7%	19.91		Ross Stores, Bed Bath & Beyond, Best Buy, PetSmart, Ulta Beauty, Walgreens, AC Moore, Kirkland's, Five Below, Office Max, (Kohl's)
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,254	23,878	58,376	98.2%	100.0%	97.4%	15.94		DSW, J.C. Penney, Kirkland's, Chico's, Dress Barn

Total			14,517,597	9,841,473	4,676,124	94.6%	96.6%	90.5%	$16.35
Total Including 3-R Properties not in the Operating Portfolio - see pages 31-32									$16.57

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2018, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 18.
4	Tenants within parentheses are non-owned.

p. 39	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

OPERATING OFFICE PROPERTIES AND OTHER

As of March 31, 2018

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	283,494	70.4%	$3,864	61.2%	$19.37	Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,259	20.0%	15.43	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,206	87.4%	594	9.4%	28.05
Total Office Properties				389,328	77.6%	$5,717	90.6%	$18.91

Lessee of Land on Short Term Renewal
Burlington	San Antonio	1992/2000	Acquired	107,400	100.0%	$591	9.4%	$5.50	Burlington
				107,400	100.0%	$591	9.4%	$5.50

Total Office and Other				496,728	82.5%	$6,308	100.0%	$15.40

Multi-Family
Lake Lofts at Deerwood[5]	Jacksonville	2017	Developed	—	—	—	—	—	130 Apartment Units

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2018 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $793,117 from the Company and subsidiaries as of March 31, 2018, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Lake Lofts at Deerwood has 108 leases (83%) executed as of March 31, 2018.

p. 40	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

COMPONENTS OF NET ASSET VALUE

As of March 31, 2018

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$65,177	17	Cash and cash equivalents	$28,753	11
Below-market lease intangibles, net	(2,576)	14	Tenant and other receivables (net of SLR)	24,990	11
Straight-line rent	(951)	14	Restricted cash and escrow deposits	9,795	11
Other property related revenue	(434)	17	Prepaid and other assets[1,7]	13,798	11
Ground lease ("GL") revenue	(4,973)	17, footnote 1	Undeveloped land in operating portfolio	21,000	14, footnote 4
Consolidated Cash Property NOI (excl. GL)	$56,243		Land held for development	31,142	14
Annualized Consolidated Cash Property NOI (excl. ground leases)	$224,971		CIP not in under construction development/redevelopment[2]	29,826	30
			Total Other Asset Value	$159,304

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3,7]	$5,234	30	Mortgage and other indebtedness	$(1,650,547)	11
Unconsolidated EBITDA	136	15	KRG share of unconsolidated debt	(4,168)
Pro forma adjustments[4]	(3,613)		Accounts payable and accrued expenses	(102,851)	11
General and administrative expense allocable to property management activities included in property expenses ($1,300 in Q1)	5,200	17, footnote 4	Other liabilities[5]	(14,340)	11, 14
Total Adjustments	6,957		Debt premium and issuance costs, net	(1,742)	15
			Non-controlling redeemable joint venture interest	(10,070)	18
			Projected remaining under construction development/redevelopment[6,7]	(28,925)	30, 31
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$231,928		Total Liabilities	$(1,812,643)
Annualized Ground Lease NOI	19,893
Total Annualized Portfolio Cash NOI	$251,821		Common Shares and Units Outstanding	85,742,831	15

____________________
1	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
2	Includes CIP amounts for Lake Lofts at Deerwood, Holly Springs Town Center - Phase III, and miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the 3-R opportunities outlined on page 32.
4	Current quarter cash NOI, annualized, for properties sold during the quarter.
5	Deferred revenue and other liabilities of $90.9 million less mark-to-market lease liability of $76.6 million.
6	Assumes mid-point of projected cost range ($64.0 million) for 3-R projects under construction and remaining cost on page 31 for development projects.
7	Excludes NOI, our share of CIP ($9.4 million) included in prepaid and other assets, and costs to complete for Embassy Suites at the University of Notre Dame.

p. 41	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18

EARNINGS GUIDANCE - 2018

Updated 2018 Guidance[1]
FFO per diluted share, as defined by NAREIT	$1.98 - $2.04

Key Assumptions
Disposition of operating properties in the first quarter	± $60 million
Same property NOI growth[2]	1.0% - 1.5%
Percent leased at year-end - Retail Portfolio (Updated)	94.0% - 95.0%
General and administrative expenses	$21.5 million - $22.5 million
GAAP interest expense	$66 million - $67 million
Fee income	$2.0 million - $2.5 million
Gain on sale of non-depreciable assets included in other property related revenue	$2 million - $3 million
Non-cash items [3]	$9.0 million - $9.5 million

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1
The Company’s 2018 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	As defined on same property net operating income table on page 16.
3	Includes below market lease amortization and straight line rent.

p. 42	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/18